UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
____________________________________________________________________________________________________________________________________
Date of Report (Date of earliest event reported): February 14, 2024
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PLEXUS CORP.
(Exact name of registrant as specified in its charter)
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Wisconsin	001-14423	39-1344447
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
One Plexus Way
Neenah, Wisconsin 54957
(Address of principal executive offices) (Zip Code)
Telephone Number (920) 969-6000
(Registrant’s telephone number, including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	PLXS	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company    ☐
        If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 14, 2024, at the Plexus Corp. (the "Company") 2024 annual meeting of shareholders (the "Annual Meeting"), the Company's shareholders approved the Plexus Corp. 2024 Omnibus Incentive Plan (the "2024 Plan"), which had previously been approved by the Company's Board of Directors (the "Board"), subject to shareholder approval. Additional information regarding the results of the Annual Meeting is set forth below under Item 5.07 of this Current Report on Form 8-K.

The Company previously maintained the Plexus Corp. 2016 Omnibus Incentive Plan (the "2016 Plan"). Effective upon shareholder approval at the Annual Meeting, the 2024 Plan superseded and replaced the 2016 Plan, and the 2016 Plan was terminated. No new awards will be granted under the 2016 Plan. Awards currently outstanding under the 2016 Plan will remain outstanding under the 2016 Plan in accordance with their terms.

The 2024 Plan is described in detail in the Company's definitive proxy statement, filed with the Securities and Exchange Commission on December 16, 2023, under the caption "Proposal 4 - Approval of the Plexus Corp. 2024 Omnibus Incentive Plan", which description is incorporated herein by reference. A copy of the 2024 Plan is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The description of the 2024 Plan set forth above does not purport to be complete and is qualified in its entirety by reference to such materials.

Item 5.03    Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

On February 14, 2024, the Board approved an amendment and restatement of the Company’s Amended and Restated Bylaws (the “Bylaws”) to (a) amend Article II, Section 2.13 of the Bylaws regarding advance notice provisions, including to align certain provisions with the Securities and Exchange Commission’s guidance regarding universal proxies pursuant to Rule 14a-19 promulgated under the Securities Exchange Act of 1934, as amended; and (b) change the retirement age for directors to 75.

This description of the Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaws, which are filed as Exhibit 3.1 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.07    Submission of Matters to a Vote of Security Holders

The Company held its Annual Meeting on February 14, 2024. Below are the voting results from the Annual Meeting:

Proposal 1:    The 10 individuals nominated by the Board for election as directors to serve until the Company's next annual meeting were elected by the Company’s shareholders with the following votes:

Director’s Name	Authority Granted to Vote “For”	Authority Withheld
Joann M. Eisenhart	24,763,280	354,241
Dean A. Foate	24,589,379	528,142
Rainer Jueckstock	24,464,565	652,956
Todd P. Kelsey	24,663,298	454,223
Randy J. Martinez	24,839,476	278,045
Joel Quadracci	24,598,318	519,203
Karen M. Rapp	24,834,322	283,199
Paul A. Rooke	24,753,247	364,274
Michael V. Schrock	23,495,002	1,622,519
Jennifer Wuamett	24,625,660	491,861
***
Broker non-votes:    1,060,440 in the case of each director

Proposal 2:    The advisory proposal to approve the compensation of the Company’s named executive officers, as disclosed in “Compensation Discussion and Analysis” and “Executive Compensation” in the proxy statement for the Annual Meeting, received the following votes:

For: 21,456,264    Against: 3,619,038    Abstain: 42,219

Broker non-votes: 1,060,440

Proposal 3:    The Company’s shareholders ratified the selection of PricewaterhouseCoopers LLP as the Company’s independent auditors for fiscal 2024 with the following votes:

For: 24,965,107    Against: 1,194,443    Abstain: 18,411

Broker non-votes: 0

Proposal 4:    The Company’s shareholders approved the Plexus Corp. 2024 Omnibus Incentive Plan with the following votes:

For: 23,408,724    Against: 1,686,682    Abstain: 22,115

Broker non-votes: 1,060,440

Item 8.01    Other Events

As a result of the amendments to Article II of the Bylaws as discussed in Item 5.02 herein, to comply with the Securities and Exchange Commission's universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company's nominees must provide the additional information required by Rule 14a-19(b) under the Securities Exchange Act of 1934, as amended, to the Secretary of the Company by October 31, 2024.

Item 9.01    Financial Statements and Exhibits

(d) The following exhibits are filed herewith:

Exhibit Number	Description
3.1	Amended and Restated Bylaws of Plexus Corp., effective as of February 14, 2024.
10.1	Plexus Corp. 2024 Omnibus Incentive Plan.
104	Cover Page Interactive Data File (the cover page tags are embedded within the Inline XBRL document)

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 15, 2024	PLEXUS CORP.
(Registrant)
By: /s/ Angelo M. Ninivaggi
Angelo M. Ninivaggi
Executive Vice President, Chief Administrative Officer, General Counsel and Secretary